SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2004

Games, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-33345	75-2926440
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio  45202

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (513) 381-0777

N/A

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure

On June 28, 2004, the Board of Directors of Games, Inc. issued a press release announcing the appointment of George M. Vredeveld as an Independent Member to the Company’s Board of Directors, bringing the total number of Directors to seven. A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Games, Inc.

	By:	/s/ MYLES CAIRNS
Name: Myles Cairns
Title: CFO

Date: 6-30-04

Exhibit 99

FOR IMMEDIATE RELEASE

CONTACT: Sue Craner (513) 721-3900

Games, Inc.

425 Walnut Street, Suite 2300

Cincinnati, Ohio 45202

NEWS RELEASE

GAMES, INC. NAMES OUTSIDE BOARD MEMBER

CINCINNATI, OHIO – June 28, 2004.  Games, Inc. (OTCBB “GMSI”) has named a new outside member to its Board.

George Vredeveld is Professor and President of the Economics Center for Education & Research for the University of Cincinnati. George was appointed as first director of the Center in 1977 and has been an important force in the growth of its Schools Program and the Economics Research Group. His recent research has focused on factors that affect regional economic development, including education and the quality of the labor market. He also has analyzed the effects of the economic changes in Central and Eastern Europe. He was a member of a task force, commissioned by the Bulgarian government that developed an economic transformation program for that country.

George received his Ph.D. in economics from Indiana University, a Master's degree from Purdue University and his baccalaureate from Calvin College.

Mr. Vredeveld brings a wealth of financial and business experience to the Company.

About Games, Inc.

Games, Inc. operates in three allied areas of interactive entertainment: Government Sponsored Lotteries, Internet Games and Digital Greetings.  Games owns and operates www.Games.com, www.Lottery.com, www.Cards.com, www.GameLand.com and www.Skillmoney.com, which covers the three most widely used platforms in the Internet Entertainment space—games, lottery and digital greetings.

FOR FURTHER INFORMATION CONTACT:

Myles Cairns

Chief Financial Officer

Games, Inc.

investorrelations@gamesinc.net

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Games) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the industry, plans for future expansion, various business development activities, planned capital expenditures, future funding sources, anticipated sales and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Games. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws and market competition factors.  We undertake no obligation to update information in this release.